UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

August 2023 Registered Direct Offering

On August 15, 2023, Esports Entertainment Group, Inc. (the “Company,” “we,” “our,” and “us”) entered into a securities purchase agreement with the holder (the “Holder”) of our Series C Convertible Preferred Stock and Series D Convertible Preferred Stock (“The SPA”). The SPA relates to an offering of (a) 1,000,000 shares of our common stock (the “Common Stock”), $0.001 par value per share, for a price of $0.1935 per share, directly to the Holder and (b) pre-funded warrants to purchase 4,167,959 shares of our Common Stock at a price of $0.1935 per warrant, directly to such Holder (the “Pre-funded Warrants”), with all but $0.001 per warrant prepaid to the Company at the closing of the offering. The pre-funded warrants are exercisable immediately upon issuance. The exercise price of each Pre-funded Warrant is $0.001 per share of Common Stock. The offering is expected to close by August 16, 2023 subject to standard closing conditions.

The Pre-funded Warrants may not be exercised to the extent that they cause the purchaser of the Pre-funded Warrants to become a “beneficial owner” of more than 4.99% of our Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be increased at the discretion of the purchaser of the Pre-funded Warrants to any percentage less than or equal to 9.99% of our Common Stock upon 61 calendar days’ notice or decreased at any time. We do not intend to list the Pre-funded Warrants sold in this offering on any securities exchange or other trading market.

The SPA includes the Holder waiving its rights to require the Company to cause a Subsequent Placement Optional Redemption (as defined in each of the Certificate of Designations governing the Series C Convertible Preferred Stock and Certificate of Designations governing the Series D Convertible Preferred Stock) using the gross proceeds from the sale of the shares of Common Stock and Warrants (including from the exercise thereof) and its rights to participate in an Eligible Subsequent Placement (as defined in each of the Certificate of Designations governing the Series C Convertible Preferred Stock and Certificate of Designations governing the Series D Convertible Preferred Stock) pursuant to Section 7(b) of the Certificate of Designations governing the Series C Convertible Preferred Stock and Section 7(b) of the Certificate of Designations governing the Series D Convertible Preferred Stock, but only with respect to the offering and sale of the Securities contemplated by the SPA. As a result, the Company will not make any payments from the gross proceeds to the Holder.

The gross proceeds from the issuance and sale of the shares of Common Stock and Pre-funded Warrants, are expected to be approximately $1,000,000, before deducting the estimated offering expenses payable by us. The Company is completing the offering without a placement agent and no placement agent fees will be payable. We will have broad discretion in the use of the remaining net proceeds, including for working capital and general corporate purposes to support ongoing business operations.

The shares of Common Stock and Pre-funded Warrants sold by us have been registered pursuant to a registration statement on Form S-3 (File No. 333-252370), which the Securities and Exchange Commission (the “Commission”) declared effective on February 5, 2021. A prospectus supplement and accompanying base prospectus will be filed promptly following the closing of the offering.

The Securities Purchase Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties.

Settlement Agreement

On August 15, 2023, the Company also entered into a settlement agreement (“Settlement Agreement”) with the Holder to issue common stock in partial settlement of Registration Rights Fees payable (“RRA Fees”) by the Company under the Registration Rights Agreement, dated May 22, 2023 (the “Registration Rights Agreement”), between the Company and the Holder, in connection with a delay in the filing of a registration statement for the purpose of registering the resale of the common stock issuable under the Holder’s Series D Convertible Preferred Stock and common warrants, despite the Company’s best efforts to avoid such delay. As of the date hereof, the Company is obligated to pay to the Holder a Registration Delay Payment of $21,500 (subject to increase with respect to any additional RRA Fees that may accrue, from time to time, under the Registration Rights Agreement (and subject to decrease in accordance with the Settlement Agreement as described below).

The Company agreed to initially issue 10,000 shares at $0.10 per share (“Initial Settlement Price Per Share”) in partial settlement of RRA Fees. The Company further agreed to settle an additional $1,000 (or such other amount as the parties shall mutually agree) on each seven (7) day anniversary of the initial settlement (or another date mutually agreed between the parties), to satisfy up to the remaining balance of the RRA Fees at a price per share equal to the lower of (1) 90% of the lowest volume weighted average price (“VWAP”) per share of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the additional share settlement, and (2) the Initial Settlement Price Per Share. As part of the settlement, the Holder also agreed to waive, in part, applicable antidilution provisions within the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock such that the issuances of any settlement shares in accordance with the Settlement Agreement shall not result in a Conversion Price for the applicable Conversion Amount (as such terms are defined in the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock) subject to such conversion less than the lesser of (A) the Conversion Price then in effect (without giving effect to any adjustments to the Conversion Price arising solely as a result of the issuances of the settlement shares under the Settlement Agreement) and (B) the greater of (x) the Conversion Price then in effect (after giving effect to all adjustments to the Conversion Price (including, without limitation, such adjustments arising as a result of the issuances of the settlement shares under the Settlement Agreement)) and (y) 90% of the lowest VWAP of the Common Stock during the ten (10) consecutive trading day period ending and including such applicable conversion date under the terms of the Series C Convertible Preferred Stock or Series C Convertible Preferred Stock, as applicable.

The Settlement Agreement further provides that, notwithstanding anything in the applicable Certificate of Designations for the Series C Convertible Preferred Stock or Certificate of Designations for the Series D Convertible Preferred Stock to the contrary, with respect to any given conversion of any Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, to the extent such Conversion Price, as so adjusted, is greater than 90% of the lowest VWAP of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day of the applicable conversion notice, a Conversion Floor Price Condition (as defined in the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock) shall be deemed to have occurred with respect to such conversion of the Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as applicable.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Holder to the Company, including that the Holder is an “accredited investor” as defined under Rule 501(a) of Regulation D, the shares of Common Stock issuable under the Settlement Agreement will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Pre-Funded Warrant

5.1	Opinion of Westward Law Group

5.2	Opinion of Holland & Knight LLP

10.1	Securities Purchase Agreement, dated August 15, 2023

10.2	Settlement Agreement, dated August 15, 2023

23.1	Consent of Westward Law Group (included in Exhibit 5.1)

23.2	Consent of Holland & Knight LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the ability to complete the transactions contemplated by the Offering and Settlement Agreement on satisfactory terms or at all, and continued equity conversions under the Company’s preferred stock outstanding, including the conversion prices, timing and other terms of such conversions. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including our ability to maintain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our obligations under our preferred stock outstanding, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Michael Villani
	Name:	Michael Villani
	Title:	Interim Chief Financial Officer and Controller